REAFFIRMATION AND RATIFICATION AGREEMENT

July 2, 2007

Laurus Master Fund, Ltd.
c/o Laurus Capital Management LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

Reference is made to the (a) Secured Non-Convertible Term Note dated as of July 31, 2006 made by 180 Connect Inc., a Nevada corporation ("180 Connect US"), and the other parties signatory thereto (together with 180 Connect US, each a "Company" and collectively, the "Companies") in favor of Laurus Master Fund, Ltd. ("Laurus") in the original principal amount of $20,000,000, (b) Guaranty dated July 31, 2006 made by Wirecomm America, Inc., a Delaware corporation ("Wirecomm US"), in favor of Laurus, (c) Canadian Guaranty dated July 31, 2006 made by 180 Connect Inc., a corporation established under the law of the Province of Alberta, Canada ("180 Canada"), and Wirecomm Systems Inc., a corporation established under the laws of Canada ("Wirecomm CA" together with 180 Canada, each a "Canadian Guarantor" and collectively, the "Canadian Guarantors"), in favor of Laurus, (d) Master Security Agreement dated as of July 31, 2006 made by Wirecomm US in favor of Laurus, (e) Canadian Master Security Agreement dated July 31, 2006 made by the Canadian Guarantors in favor of Laurus, (f) Stock Pledge Agreement dated as of July 31, 2006 among 180 Connect US, Wirecomm US and Laurus and (g) Share Pledge Agreement dated as of July 31, 2006 among the Canadian Guarantors and Laurus (as each such agreement or instrument may be amended, restated modified and/or supplemented from time to time, each an "Agreement" and collectively, the "Agreements").

To induce Laurus to amend the Security and Purchase Agreement dated as of July 31, 2006 among the Companies and Laurus (as amended, restated, modified and/or supplemented from time to time, the "Security Agreement") and various Ancillary Agreements (as defined in the Security Agreement) pursuant to that certain Amendment Agreement dated as of the date hereof among the Companies and Laurus (the "Amendment"), each of the undersigned hereby:

(a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the Amendment and the documents, instruments and agreements entered into in connection therewith (the Amendment together with such documents, instruments and agreements, collectively, the Amended Documents");

(b) acknowledges, ratifies and confirms that all of the terms, conditions, representations, warranties and covenants contained in the Agreements to which it is party are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the Amended Documents except for those representations and warranties that expressly relate to an earlier date, which representations and warranties were true and correct on and as of such earlier date;

(c) acknowledges, ratifies and confirms that all liabilities and obligations of each of the undersigned under the Agreements to which it is party include, without limitation, all obligations and liabilities of the Companies under the Amended Documents;

(d) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Agreement to which it is party; and

(e) acknowledges, ratifies and confirms the grant by each such undersigned to Laurus of a security interest, pledge, charge and hypothec, to the extent applicable, in the assets of such undersigned as more specifically set forth in the Agreements, as applicable.

This Reaffirmation and Ratification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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This Reaffirmation and Ratification Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Very truly yours,

180 CONNECT INC., a Nevada corporation

By:____________________________

Name:

Title:

MOUNTAIN CENTER, INC.

By:____________________________

Name:

Title:

JJ&V COMMUNICATIONS, INC.

By:____________________________

Name:

Title:

TUMBLEWEED HS INC.

By:____________________________

Name:

Title:

PIEDMONT TELECOMMUNICATIONS, INC.

By:____________________________

Name:

Title:

180 DIGITAL INTERIORS, INC.

By:____________________________

Name:

Title:

[Signature Page to Reaffirmation and Ratification Agreement]

HD COMPLETE, INC.

By: ______________________
Name:
Title:

IRONWOOD COMMUNICATIONS INC.

By: ______________________
Name:
Title:

QUEENS CABLE CONTRACTORS, INC.

By: ______________________
Name:
Title:

180 CONNECT INC., a corporation established under the laws of Canada

By: ______________________
Name:
Title:

WIRECOMM SYSTEMS INC.

By: ______________________
Name:
Title:

WIRECOMM AMERICA, INC.

By: ______________________
Name:
Title:

ACCEPTED AND AGREED TO:
LAURUS MASTER FUND, LTD.

By: ______________________
Name:
Title:

HD COMPLETE, INC.

By:__________________________
Name:
Title:

IRONWOOD COMMUNICATIONS INC.

By:__________________________
Name:
Title:

QUEENS CABLE CONTRACTORS, INC.

By:__________________________
Name:
Title:

180 CONNECT INC., a corporation established under the laws of Canada

By:__________________________
Name:
Title:

WIRECOMM SYSTEMS INC.

By:__________________________
Name:
Title:

WIRECOMM AMERICA, INC.

By:__________________________
Name:
Title:

ACCEPTED AND AGREED TO:

LAURUS MASTER FUND, LTD.

By:__________________________
Name:
Title: **Eugene Grin**
Director

[Signature Page to Reaffirmation and Ratification Agreement]